UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2019

Semiannual Report

to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to the Shareholders
7	Outlook Interview with the Portfolio Manager
9	Performance Summary
11	Schedule of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations

18	Statements of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
27	Report of Annual Meeting of Stockholders
28	Additional Information
30	Privacy Statement

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The New Germany Fund, Inc.

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2019, the total return of the New Germany Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 22.29% based on net asset value and 24.21% based on market price. During the same period, the total return in USD of the Fund’s blended benchmark (a custom blend of the MDAX Index, 80% weight, and the SDAX Index, 20% weight) was 18.43%. (The Fund’s benchmark was changed on September 1, 2018 from the Midcap Market Index to the blended benchmark.)1 The Fund’s discount to net asset value averaged 12.04% for the period in review, compared with 10.41% over the same period in 2018.

The German equity market experienced a double-digit rebound in the first half of 2019. As small- and mid-cap stocks modestly outperformed the large-cap DAX index, only the month of May saw a modest correction. Developments in trade talks between the United States and China, especially in the first quarter, were a main driver of the equity market rebound. In addition, central bank rhetoric calmed the markets in June, with U.S. Federal Reserve (the Fed) Chair Powell commenting that the Fed was set to act as appropriate to sustain economic expansion, and European Central Bank President Draghi signaling additional stimulus. A dip in the PMI index, disappointing economic data in China with persistently weak auto sales, persistent Brexit uncertainty and attacks on oil tankers in the Gulf of Oman at times put temporary pressure on equity markets during the six-month period.2

The bulk of German economic data remained subdued. The German ifo index on business climate fell to 97.4, its lowest level since November 2014.3 German PMI hit an 80-month low of 44.1 in March. However, robust 0.4% GDP growth for Germany in the first quarter surprised on the upside.4 German GDP was pushed higher by investments into construction and private consumption expenditure. Consumption is still benefiting from positive wage inflation and ongoing labor market strength. The German unemployment rate rose only slightly to 5.0% from 4.9%, its first rise in two years.

Within the Fund, the positive return over the six-month period was driven by favorable sector allocation and stock selection. Overall, performance benefited from overweights in industrial and consumer stocks. Both

The New Germany Fund, Inc.	|	3

Sector Diversification (As a % of Equity Securities)	6/30/19	12/31/18
Industrials	34%	32%
Consumer Discretionary	13%	11%
Real Estate	11%	12%
Health Care	11%	8%
Materials	8%	10%
Communication Services	8%	10%
Financials	7%	6%
Information Technology	4%	5%
Utilities	3%	5%
Consumer Staples	1%	1%
	100%	100%

sectors saw a strong rebound in the first half of 2019 after a sell-off during the second half of 2018. Also, underweights in real estate and telecommunication services contributed to performance. The real estate sector came under pressure due to potentially increasing rent regulation in the German residential market, while the telecommunication services sector suffered from an expensive 5G spectrum auction in Germany during the first half of 2019. For the Fund, an even stronger performance impact came from positive stock selection. The top performers within the portfolio were the industrial companies Varta AG and Airbus SE. Batteries producer Varta benefited from strong customer demand for small lithium-ion batteries for wearables and hearing aids. Airplane manufacturer Airbus was helped by strong demand for its A320 single-aisle aircraft. Also within the consumer sector, positive performers included the sporting goods producer Puma SE and the online fashion wholesaler Zalando SE, both posting strong sales growth.

Over the period, we selectively increased the Fund’s holdings in the industrial, consumer and health care sectors. Conversely, the Fund’s weightings in the materials, real estate and utilities sectors were reduced. We see cyclical headwinds for the materials sector, while the real estate sector in Germany is burdened by ongoing talks regarding stricter rent regulation.

We entered 2019 with a constructive view regarding equities. Following the strong rally at the beginning of the year, equity markets seem to be fairly priced at the moment. After all, the hard and soft macroeconomic data of the past month were generally more muted: a little better here — consumption in Europe and the United States — a little worse there — the composition of U.S. GDP and the malaise of the global manufacturing

4	|	The New Germany Fund, Inc.

Ten Largest Equity Holdings at June 30, 2019 (37.5% of Net Assets)		Percent
1.	Airbus SE	10.0%
2.	MTU Aero Engines AG	3.4%
3.	LEG Immobilien AG	3.4%
4.	Delivery Hero SE	3.2%
5.	Puma SE	3.2%
6.	Brenntag AG	3.2%
7.	Deutsche Wohnen SE	3.1%
8.	QIAGEN NV	2.9%
9.	Scout24 AG	2.6%
10.	Zalando SE	2.5%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 11. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

sector. Overall, equity markets showed no continuation of the acceleration in growth evident in March and April, but rather a listless sideways movement. The focus remains on the trade conflict between China and the United States, which has escalated from a tariff dispute to a battle over technological supremacy. Sentiment, financing conditions and the capital markets could all suffer from the U.S. administration’s escalation of trade wars. We believe, however, that the larger blow to global economic growth, should these disputes continue, would come in 2020.

Our base scenario for the global economy remains positive. We have become slightly more cautious and have reduced our global growth forecast for the current year by 0.1% to 3.4%. That brings us back to a ‘close to ideal’ scenario for capital markets — low inflation and low interest rates. But there are also a number of global problems to prevent us from becoming too excited. In Europe, Brexit, Italy’s budget and economic problems, and populism dominate the stage, and the outcomes of these dramas remain highly uncertain. Meanwhile, in China, there are worrying economic signs: The Chinese government has again been forced to support the economy with stimulus programs, and its debt level continues to look vulnerable. Global equities, for their part, are set to benefit from a low interest rate environment. But we believe that most indices have moved close to their fair value levels since the spring rally.

The New Germany Fund, Inc.	|	5

We expect nervous markets in the coming months, and as a result we are focusing our strategy on individual stock selection. Recent company management comments from the service, information technology and consumer industries remain optimistic. This is in contrast to the automotive and materials industries, where second-quarter reporting and full year earnings forecasts might still disappoint.

Sincerely,

Christian Strenger	Valerie Schueler	Hepsen Uzcan
Chairman	Portfolio Manager	President and Chief
Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

[1]

The Midcap Market Performance Index was a total-return index that was composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 60 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The SDAX is a total return index that tracks the 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Fund’s blended benchmark index. On June 18th, 2018 Deutsche Börse announced that it would discontinue the MidCap Market Performance Index effective September 21, 2018.

[2]

Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

[3]	The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

[4]	GDP, or gross domestic product, is the value of all goods and services produced by a country’s economy.

6	|	The New Germany Fund, Inc.

Outlook Interview with the Portfolio Manager	(Unaudited)

Portfolio Manager

Valerie Schueler

Question: Rent regulation in the German residential market is set to increase. How is the Fund positioned in this area?

Answer: Urbanization and limited new construction over the past decade have led to tight housing markets in the larger German cities. This supply/demand imbalance has triggered strong rises in rents and housing prices evidenced over the past two years. As Germany has relatively low home ownership of approximately 45%, rent increases became an important topic for German politicians. Especially in Berlin, where rent increases have been particularly strong, the red-green government proposed a rent freeze for five years that is likely to be passed. This would bring down rental growth to zero for Berlin-exposed residential players. However, we see limited risk that such legislation would spill over to federal states under Christian Democratic party governments, and see the risk as limited to Berlin. We were therefore underweight in Berlin-exposed residential players, preferring overweights in residential players not exposed to Berlin. Furthermore, the Fund holds a position in a German real estate developer that is benefiting from the ongoing supply/demand imbalance situation and has only limited exposure to Berlin.

Question: Global industrial production indicators have weakened further. What impact do you see for the German industrial sector, and how is the Fund positioned there?

Answer: Due to weakening global industrial production, the German plant and machinery association VDMA revised down its 2019 production outlook from +2% to –2% over the course of six months. While a large order backlog continues to be supportive in the short term, order intake weakened considerably during the second quarter. The association sees a declining investment mood in many industrial sectors, particularly the automotive industry. Weak Chinese and European automotive sales and the change to more climate-friendly technologies are burdening the sub-sector. The investment environment for the automotive sector is also burdened by uncertainties arising from trade tensions. In addition to the

The New Germany Fund, Inc.	|	7

automotive industry, weakness is also apparent within customer groups related to electrical engineering and the metals industry. However, there are also exceptions that decouple from the negative trend, such as construction and mining machinery. The Fund is underweight automotive-related stocks and has decreased exposure to machinery names. Instead, the Fund holds industrial companies related to expanding air traffic, growing demand for batteries and increasing investment in renewable energy.

8	|	The New Germany Fund, Inc.

Performance Summary	June 30, 2019 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/19

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	22.29%	(1.82)%	8.96%	15.33%
Market Price(a)	24.21%	(3.03)%	8.62%	16.70%
Blended index: 80% German Mid Cap Index (MDAX) / 20% German Small Cap Index (SDAX)(b)	18.43%	(4.10)%	4.93%	13.48%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2019 was 1.21%.

[b]

The MDAX is a total-return index of 60 mid-cap issues that rank below the DAX, with a focus on technology companies. The SDAX is a total-return index that tracks 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover, with a focus on technology companies. The DAX is a total-return index of 30 selected German blue chip stocks traded on the Frankfurt exchange.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the blended index consisting of 80% MDAX / 20% SDAX.

Prior to September 1, 2018 the Fund’s benchmark was the Midcap Market Index. See footnote 1 on page 6 for additional details.

‡	Total returns shown for periods less than one year are not annualized.

The New Germany Fund, Inc.	|	9

Net Asset Value and Market Price

	As of 6/30/19	As of 12/31/18
Net Asset Value	$16.18	$13.53
Market Price	$14.22	$11.70

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/19:
Income	$.016
Capital Gains	$.297

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

10	|	The New Germany Fund, Inc.

Schedule of Investments	as of June 30, 2019 (Unaudited)

	Shares	Value ($)
Germany 82.8%
Common Stocks 78.7%

Aerospace & Defense 3.4%
MTU Aero Engines AG	37,106	8,850,365

Auto Components 0.9%
Hella GmbH & Co. KGaA	48,879	2,419,607

Banks 2.3%
Commerzbank AG	840,127	6,044,026

Biotechnology 0.9%
MorphoSys AG*	24,464	2,352,124

Chemicals 7.6%

Evonik Industries AG	125,368	3,655,353

K+S AG (Registered)	300,288	5,599,960

LANXESS AG	67,981	4,044,734

Symrise AG “A”	68,846	6,634,182

		19,934,229

Commercial Services & Supplies 1.7%
Bilfinger SE	139,578	4,522,566

Construction & Engineering 0.6%
HOCHTIEF AG	14,050	1,713,164

Diversified Financial Services 0.4%
Hypoport AG*	3,789	1,037,463

Diversified Telecommunication Services 0.9%
United Internet AG (Registered)	68,944	2,273,150

Electrical Equipment 4.7%

Nordex SE*	369,566	5,099,501

OSRAM Licht AG†	63,013	2,077,599

Varta AG*	81,901	5,091,138

		12,268,238

Electronic Equipment, Instruments & Components 1.2%
Jenoptik AG	96,297	3,119,091

Entertainment 0.3%
CTS Eventim AG & Co. KGaA	18,143	845,236

Food & Staples Retailing 0.4%
METRO AG	60,617	1,109,375

Health Care Equipment & Supplies 1.5%
Siemens Healthineers AG 144A	92,207	3,895,721

Independent Power & Renewable Electricity Producers 2.1%
Uniper SE	179,663	5,447,069

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	11

	Shares	Value ($)

Insurance 3.9%

Hannover Rueck SE	24,071	3,896,967

Talanx AG	145,392	6,306,647

		10,203,614

Interactive Media & Services 3.6%

Scout24 AG 144A	129,701	6,898,889

XING SE	6,192	2,647,122

		9,546,011

Internet & Direct Marketing Retail 8.5%

Delivery Hero SE 144A*	187,846	8,530,982

HelloFresh SE*	582,085	5,546,831

Rocket Internet SE 144A*	56,314	1,625,918

Zalando SE 144A*	151,493	6,729,966

		22,433,697

Life Sciences Tools & Services 1.3%
Evotec SE*	122,525	3,428,780

Machinery 5.8%

Deutz AG	413,892	4,038,321

GEA Group AG	43,964	1,251,325

KION Group AG	79,780	5,035,589

Krones AG	14,355	1,159,548

Pfeiffer Vacuum Technology AG	26,256	3,856,127

		15,340,910

Media 1.5%

ProSiebenSat.1 Media SE	128,281	2,017,652

Stroeer SE & Co. KGaA	24,878	1,870,774

		3,888,426

Metals & Mining 0.5%
Aurubis AG	25,295	1,233,434

Multi-Utilities 1.0%
Innogy SE 144A	57,491	2,729,411

Pharmaceuticals 0.7%
Dermapharm Holding SE	56,349	1,943,846

Real Estate Management & Development 9.8%

Deutsche Wohnen SE	220,849	8,113,859

Instone Real Estate Group AG 144A*	263,286	5,923,082

LEG Immobilien AG	78,069	8,817,050

TLG Immobilien AG	96,812	2,838,177

		25,692,168

Semiconductors & Semiconductor Equipment 1.6%
Siltronic AG	56,047	4,099,123

The accompanying notes are an integral part of the financial statements.

12	|	The New Germany Fund, Inc.

	Shares	Value ($)

Software 0.5%
Software AG	37,172	1,278,074

Textiles, Apparel & Luxury Goods 3.7%

HUGO BOSS AG	20,918	1,393,186

Puma SE	124,640	8,322,590

		9,715,776

Trading Companies & Distributors 3.2%
Brenntag AG	167,881	8,277,949

Transportation Infrastructure 2.6%
Fraport AG Frankfurt Airport Services Worldwide	78,124	6,724,180

Wireless Telecommunication Services 1.6%

1&1 Drillisch AG	35,858	1,196,969

Freenet AG	154,565	3,096,232

		4,293,201
Total Common Stocks (Cost $168,758,714)		206,660,024

Preferred Stocks 4.1%

Health Care Equipment & Supplies 2.0%
Sartorius AG	25,697	5,274,863

Machinery 2.1%
Jungheinrich AG	174,014	5,368,915
Total Preferred Stocks (Cost $6,101,281)		10,643,778

Total Germany (Cost $174,859,995)		217,303,802

Netherlands 12.9%
Common Stocks

Aerospace & Defense 10.0%
Airbus SE	185,187	26,286,958

Life Sciences Tools & Services 2.9%
QIAGEN NV*	188,731	7,668,719
Total Netherlands (Cost $7,416,174)		33,955,677

Luxembourg 1.2%
Common Stocks

Real Estate Management & Development 1.2%
Aroundtown SA (Cost $3,356,975)	378,196	3,119,955

France 1.1%
Common Stocks

Life Sciences Tools & Services 1.1%
Sartorius Stedim Biotech (Cost $1,491,332)	18,362	2,899,542

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	13

	Shares	Value ($)

United Kingdom 0.8%
Common Stocks

Semiconductors & Semiconductor Equipment 0.8%
Dialog Semiconductor PLC* (Cost $1,626,160)	52,704	2,127,724

Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.31% (Cost $541,490) (a) (b)	541,490	541,490

Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 2.44% (Cost $3,084,926) (b)	3,084,926	3,084,926

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $192,377,052)	100.2	263,033,116
Other Assets and Liabilities, Net	(0.2)	(451,952)

Net Assets	100.0	262,581,164

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.31% (a) (b)
13,387,408	—	12,845,918	(c)	—	—	196,550	—	541,490	541,490
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 2.44% (b)
15,444,192	26,263,146	38,622,412		—	—	46,284	—	3,084,926	3,084,926
28,831,600	26,263,146	51,468,330		—	—	242,834	—	3,626,416	3,626,416

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2019 amounted to $505,906, which is 0.2% of net assets.

(a)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

The accompanying notes are an integral part of the financial statements.

14	|	The New Germany Fund, Inc.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund’s investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund’s Statement of Investment Objectives, Policies and Investment Restrictions.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (d)
Germany	$217,303,802	$—	$—	$217,303,802
Netherlands	33,955,677	—	—	33,955,677
Luxembourg	3,119,955	—	—	3,119,955
France	2,899,542	—	—	2,899,542
United Kingdom	2,127,724	—	—	2,127,724
Short-Term Instruments (d)	3,626,416	—	—	3,626,416
Total	$263,033,116	$—	$—	$263,033,116

(d)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	15

Statement of Assets and Liabilities

as of June 30, 2019

Assets
Investments in non-affiliated securities, at value (cost $188,750,636) — including $505,906 of securities loaned	$259,406,700
Investment in DWS Central Cash Management Government Fund (cost $3,084,926)	3,084,926
Investment in DWS Government & Agency Securities Portfolio (cost $541,490)*	541,490
Foreign currency, at value (cost $106,238)	106,397
Dividends receivable	383,043
Foreign taxes recoverable	20,628
Interest receivable	4,601
Other assets	46,170
Total assets	263,593,955

Liabilities
Payable upon return of securities loaned	541,490
Investment advisory fee payable	141,276
Payable for Directors’ fees and expenses	62,093
Administration fee payable	41,612
Payable for Fund shares repurchased	24,974
Accrued expenses and other liabilities	201,346
Total liabilities	1,012,791
Net assets	$262,581,164

Net Assets Consist of
Distributable earnings (gain)	75,453,225
Paid-in capital	187,127,939
Net assets	$262,581,164

Net Asset Value

Net assets value per share ($262,581,164 ÷ 16,227,742 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$16.18

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

16	|	The New Germany Fund, Inc.

Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $600,129)	$4,330,141
Income distributions — DWS Central Cash Management Government Fund	46,284
Securities lending income, net of borrower rebates	196,550
Total investment income	4,572,975
Expenses:

Investment advisory fee	849,962
Administration fee	250,261
Custody and accounting fee	67,170
Services to shareholders	8,434
Reports to shareholders and shareholder meeting expenses	25,773
Directors’ fees and expenses	106,238
Legal fees	125,943
Audit and tax fees	39,503
NYSE listing fee	16,779
Insurance	16,829
Miscellaneous	16,753
Net expenses	1,523,645
Net investment income	3,049,330

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	1,928,283
Foreign currency	(49,147)
Net realized gain (loss)	1,879,136
Change in net unrealized appreciation (depreciation) on:

Investments	43,077,479
Foreign currency	28,681
Change in net unrealized appreciation (depreciation)	43,106,160
Net gain (loss)	44,985,296
Net increase (decrease) in net assets resulting from operations	$48,034,626

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	17

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations:

Net investment income (loss)	$3,049,330	$1,708,315
Net realized gain (loss)	1,879,136	49,277,079
Change in net unrealized appreciation (depreciation)	43,106,160	(119,152,011)
Net increase (decrease) in net assets resulting from operations	48,034,626	(68,166,617)
Distributions to shareholders	(5,067,043)	(57,033,738)
Fund share transactions:

Net proceeds from reinvestment of distributions	12,970,744	8,601,968
Shares repurchased	(3,944,092)	(12,438,990)
Net increase (decrease) in net assets from Fund share transactions	9,026,652	(3,837,022)
Total increase (decrease) in net assets	51,994,235	(129,037,377)
Net assets at beginning of period	210,586,929	339,624,306

Net assets at end of period	$262,581,164	$210,586,929

Other Information
Shares outstanding at beginning of period	15,560,614	15,803,388
Shares issued from reinvestment of distributions	952,989	445,326
Shares repurchased	(285,861)	(688,100)

Shares outstanding at end of period	16,227,742	15,560,614

The accompanying notes are an integral part of the financial statements.

18	|	The New Germany Fund, Inc.

Financial Highlights

	Six Months Ended 6/30/19		Years Ended December 31,
	(Unaudited)		2018	2017	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$13.53		$21.49	$14.97	$16.19	$15.32	$21.24
Income (loss) from investment operations:

Net investment income (loss)[a]	.19		.11	.50 [c]	.12	.13	.21
Net realized and unrealized gain (loss) on investments and foreign currency	2.86		(4.46)	6.77	(.17)	2.07	(1.80)
Total from investment operations	3.05		(4.35)	7.27	(.05)	2.20	(1.59)
Less distributions from:

Net investment income	(.02)		(.25)	(.35)	(.39)	(.08)	(.37)
Net realized gains	(.30)		(3.40)	(.39)	(.59)	(1.15)	(3.97)
Return of capital	—		—	—	(.21)	—	—
Total distributions	(.32)		(3.65)	(.74)	(1.19)	(1.23)	(4.34)
Dilution in net asset value from dividend reinvestment	(.11)		(.06)	(.05)	(.05)	(.13)	(.14)
Increase resulting from share repurchases	.03		.10	.04	.07	.03	.15
Net asset value, end of period	$16.18		$13.53	$21.49	$14.97	$16.19	$15.32
Market value, end of period	$14.22		$11.70	$19.44	$13.07	$14.70	$14.04

Total Investment Return for the Period[b]
Based upon market value (%)	24.21	**	(23.89)	54.02	(3.25)	14.31	(8.35)
Based upon net asset value (%)	22.29	**	(20.38)	48.65	.61	15.38	(6.16)

Ratios to Average Net Assets
Total expenses (%)	1.21	*	1.16	1.16	1.21	1.16	1.14
Net investment income (%)	1.21	**	.52	2.70 [c]	.76	.78	1.06
Portfolio turnover (%)	13	**	37	25	65	55	55
Net assets at end of period ($ thousands)	262,581		210,587	339,624	235,839	257,825	228,414

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]

Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.42 per share and 2.28% of average daily net assets, for the year ended December 31, 2017.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	19

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The New Germany Fund, Inc. (the “Fund”) was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair

20	|	The New Germany Fund, Inc.

value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment

The New Germany Fund, Inc.	|	21

Management Americas, Inc. As of June 30, 2019, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2019, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2019, the exchange rate was EUR €1.00 to USD $1.14.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

22	|	The New Germany Fund, Inc.

unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $192,468,290. The net unrealized appreciation for all investments based on tax cost was $70,564,826. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $91,999,733 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $21,434,907.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign passive investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

The New Germany Fund, Inc.	|	23

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.68% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DSC aggregated $5,973, of which $989 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $5,423, of which $4,493 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the

24	|	The New Germany Fund, Inc.

Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2019, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2019, were $31,720,716 and $58,061,029, respectively.

E. Capital

During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund purchased 285,861 and 688,100 of its shares of common stock on the open market at a total cost of $3,944,092 and $12,438,990 ($13.80 and $18.08 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 11.83% and 11.10%, respectively.

During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund issued for dividend reinvestment 952,989 and 445,326 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 11.92% and 10.03%, respectively.

F. Share Repurchases

On July 31, 2017, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 796,000 shares during the period from August 1, 2017 through July 31, 2018. The Fund repurchased 439,400 shares between August 1, 2017 and July 31, 2018. On July 27, 2018, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to

The New Germany Fund, Inc.	|	25

1,595,000 shares during the period from August 1, 2018 through July 31, 2019. The Fund repurchased 603,261 shares between August 1, 2018 and June 30, 2019. On July 26, 2019, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2019 through July 31, 2020.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2019, there were three shareholders that held approximately 14%, 13% and 7%, respectively, of the outstanding shares of the Fund.

H. Change of Independent Registered Public Accounting Firm

On May 9, 2019, the Audit Committee replaced PricewaterhouseCoopers LLP (PwC) with Ernst & Young LLP (EY) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

On May 10, 2019, upon the recommendation of the Audit Committee, the Board of Directors approved the selection of EY as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

PwC’s reports on the Fund’s financial statements for the prior two fiscal years contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal years, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years, (ii) there were no reportable events, and (iii) prior to May 9, 2019 EY was not consulted regarding the application of accounting principles associated with any financial matter during the Fund’s prior two fiscal years.

26	|	The New Germany Fund, Inc.

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The New Germany Fund, Inc. was called to order on June 20, 2019. At the close of business on May 3, 2019, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 16,208,747 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 14,407,994 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.	To elect two (2) Class I Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Mr. Walter Dostmann	12,202,713	2,205,278
Mr. Christian H. Strenger	12,980,487	1,427,504

2.	To elect one (1) Class II Director, to serve for a term of one year and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Mr. Christian M. Zügel	12,211,016	2,196,975

3.

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2019.

Number of Votes
For	Against	Abstain
13,890,686	394,014	123,294

The New Germany Fund, Inc.	|	27

Additional Information
Automated Information Lines	DWS Closed-End Fund Info Line 1-800-GERMANY (1-800-437-6269)
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 1-800-GERMANY (1-800-437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP (effective May 10, 2019) 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-800-GERMANY (1-800-437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com.

28	|	The New Germany Fund, Inc.

Investment Management

DWS International GmbH (the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-GERMANY (1-800-437-6269)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

The New Germany Fund, Inc.	|	29

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

30	|	The New Germany Fund, Inc.

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2019

The New Germany Fund, Inc.	|	31

Notes

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) for shareholder reports.

NGF-3

(R-028304-8 8/19)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	50,000	$12.78	50,000	1,227,600
February 1 through February 28	42,500	$13.60	42,500	1,185,100
March 1 through March 31	62,342	$13.91	62,342	1,122,758
April 1 through April 30	41,743	$14.48	41,743	1,081,015
May 1 through May 31	33,915	$14.28	33,915	1,047,100
June 1 through June 30	55,361	$13.82	55,361	991,739
Total	285,861	$19.36	285,861

On July 27, 2018, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,595,000 shares during the period from August 1, 2018 through July 31, 2019. The Fund repurchased 603,261 shares between August 1, 2018 and June 30, 2019.

On July 26, 2019, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2019 through July 31, 2020.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within six months of the filing date of this report.

(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the six-month period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

(a)(1)	Not applicable

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/21/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/21/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/21/2019